                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2002





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


        North Carolina                 000-23520                 56-1714315
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




             4709 Creekstone Drive, Riverbirch Building, Suite 200,
                       Durham, North Carolina 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 4 of the Form 8-K , dated May 17, 2002, of Quintiles Transnational Corp. is hereby amended and replaced in its entirety as follows:

Item 4.  Changes In Registrant's Certifying Accountant.

         The Board of Directors of Quintiles Transnational Corp. (the "Company") has approved the recommendation by the Company's Audit Committee to engage PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 2002, and to dismiss Arthur Andersen LLP. The engagement of PricewaterhouseCoopers LLP became effective on May 21, 2002. Arthur Andersen LLP was notified on May 17, 2002 that the Company was changing independent public accountants, and its dismissal was effective as of that date.

         The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001, as well as during the period from January 1, 2002 through May 17, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the matter in their report. The Company has requested Arthur Andersen LLP to furnish it with a letter to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed herewith as Exhibit 16.01.

         During the last two fiscal years and the interim period preceding May 21, 2002, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Regulation S-K Item 304(a)(2)(i) and
(ii).


Item 7 of the Form 8-K , dated May 17, 2002, of Quintiles Transnational Corp. is hereby amended and replaced in its entirety as follows:


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit Number    Description of Exhibit
                  --------------    ----------------------

                  16.01             Letter of Arthur Andersen LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUINTILES TRANSNATIONAL CORP.



                                        By: /s/ John S. Russell
                                            ------------------------------
Dated: May 29, 2002                         John S. Russell
                                            Executive Vice President and
                                            General Counsel, Head Global
                                            Human Resources, Corporate Secretary

                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
--------------         ----------------------

16.01                  Letter of Arthur Andersen LLP